UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 15, 2012
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On November 15, 2012, Kimberly-Clark Corporation (the “Corporation”) announced that Robert A. Abernathy, Group President - North Atlantic Consumer Products, will retire from the Corporation at the end of 2013. In the interim, Mr. Abernathy has been elected to serve as Group President - Europe, Global Nonwovens, and Continuous Improvement & Sustainability.

The Corporation also announced the following senior management changes:

(1)	Effective November 15, 2012, Michael D. Hsu has been elected to serve as Group President - North America Consumer Products; and

(2)	Effective December 1, 2012, Nancy S. Loewe, current Vice President and Treasurer, has been elected to serve as Senior Vice President, Treasurer and Chief Strategy Officer.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

99.1	News release issued by Kimberly-Clark Corporation on November 15, 2012.

99.2	News release issued by Kimberly-Clark Corporation on November 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	November 15, 2012	By:	/s/ John W. Wesley
John W. Wesley
Vice President - Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	News release issued by Kimberly-Clark Corporation on November 15, 2012.

99.2    News release issued by Kimberly-Clark Corporation on November 15, 2012.